UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-58431

Name of Registrant:	Vanguard Valley Forge Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Tonya T. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024—December 31, 2024

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Baillie Gifford Global Positive Impact Stock Fund Investor Shares - VBPIX

Vanguard Baillie Gifford Global Positive Impact Stock Fund

Investor Shares (VBPIX)

Annual Shareholder Report | December 31, 2024

This annual shareholder report contains important information about Vanguard Baillie Gifford Global Positive Impact Stock Fund (the "Fund") for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$60	0.59%

How did the Fund perform during the reporting period?

  For the 12 months ended December 31, 2024, the Fund posted a positive return but substantially underperformed its benchmark, the MSCI All Country World Index Net.

  Overall, the global economy continued to expand, and consumer price inflation trended lower. That supportive backdrop set the stage for some Western central banks to begin cutting short-term interest rates this past summer. Volatility picked up toward year-end, but global stocks posted strong gains for 2024, with U.S. stocks faring even better.

  The Fund seeks high-quality growth companies through a concentrated portfolio, so a handful of stocks can make an outsized impact on returns. Some of the Fund’s health care stocks (the Fund’s second-largest sector weighting) saw steep price declines during the year, which led to the sector's becoming the largest detractor from absolute and relative performance. Information technology stocks (the Fund’s largest sector weighting) contributed the most to the Fund’s absolute performance.

  Since its inception on December 14, 2017, the Fund has outperformed its benchmark by a comfortable margin.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 14, 2017, Through December 31, 2024

Initial Investment of $10,000

	Investor Shares	MSCI All Country World Index Net
12/14/17	$10,000	$10,000
3/31/18	$10,890	$10,059
6/30/18	$11,180	$10,112
9/30/18	$12,070	$10,545
12/31/18	$10,100	$9,200
3/31/19	$11,080	$10,320
6/30/19	$11,300	$10,693
9/30/19	$11,170	$10,690
12/31/19	$13,180	$11,647
3/31/20	$12,076	$9,159
6/30/20	$16,924	$10,919
9/30/20	$20,497	$11,807
12/31/20	$24,815	$13,540
3/31/21	$25,232	$14,159
6/30/21	$27,996	$15,206
9/30/21	$28,820	$15,046
12/31/21	$27,084	$16,050
3/31/22	$23,615	$15,190
6/30/22	$17,300	$12,811
9/30/22	$16,505	$11,937
12/31/22	$18,891	$13,103
3/31/23	$20,882	$14,060
6/30/23	$21,417	$14,929
9/30/23	$19,126	$14,421
12/31/23	$21,775	$16,012
3/31/24	$22,148	$17,324
6/30/24	$21,763	$17,821
9/30/24	$22,649	$19,000
12/31/24	$22,403	$18,812

Average Annual Total Returns

	1 Year	5 Years	Since Inception 12/14/17
Investor Shares	2.89%	11.19%	12.13%
MSCI All Country World Index Net	17.49%	10.06%	9.38%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of December 31, 2024)

Asia	20.5%
Europe	14.7%
North America	61.1%
South America	2.8%
Other Assets and Liabilities—Net	0.9%

Fund Statistics

(as of December 31, 2024)

Fund Net Assets (in millions)	$215
Number of Portfolio Holdings	37
Portfolio Turnover Rate	30%
Total Investment Advisory Fees (in thousands)	$1,067

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

ARV010

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit and Risk Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Mark Loughridge, Sarah Bloom Raskin, Peter F. Volanakis, and Tara Bunch.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
(a) Audit Fees.	$79,000	$78,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$79,000	$78,000

(e)	(1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,802,420	$3,295,934
Tax Fees.	$2,062,604	$1,678,928
All Other Fees.	$293,000	$25,000
Total.	$6,158,024	$4,999,862

(h)	For the most recent fiscal year, the Audit and Risk Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Mark Loughridge, Sarah Bloom Raskin, Peter F. Volanakis, and Tara Bunch.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended December 31, 2024
Vanguard Baillie Gifford Global Positive Impact Stock Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	10
Tax information	11

Baillie Gifford Global Positive Impact Stock Fund
Financial Statements
Schedule of Investments
As of December 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.6%)
Brazil (2.8%)
*	NU Holdings Ltd. Class A	577,067	5,978
Canada (6.0%)
*	Shopify Inc. Class A (XTSE)	109,394	11,632
*	AbCellera Biologics Inc.	429,444	1,258
			12,890
Denmark (2.9%)
	Novonesis (Novozymes) B Class B	109,787	6,221
France (2.4%)
	Schneider Electric SE	13,138	3,271
*	SOITEC	21,877	1,968
			5,239
India (4.2%)
	HDFC Bank Ltd.	440,910	9,118
Indonesia (3.9%)
	Bank Rakyat Indonesia Persero Tbk PT	33,062,417	8,347
Netherlands (5.0%)
	ASML Holding NV	15,485	10,846
Singapore (4.6%)
*	Grab Holdings Ltd. Class A	1,661,277	7,841
*	Sea Ltd. ADR	20,222	2,146
			9,987
Sweden (1.9%)
	Epiroc AB Class B	268,257	4,185
Taiwan (7.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	515,000	16,738
United Kingdom (1.0%)
	Ashtead Group plc	33,657	2,082
United States (55.1%)
*	MercadoLibre Inc.	7,844	13,338
*	Duolingo Inc.	33,462	10,849
*	Autodesk Inc.	32,199	9,517
*	Alnylam Pharmaceuticals Inc.	33,906	7,978
	Ecolab Inc.	33,297	7,802
	Microsoft Corp.	17,827	7,514
*	Remitly Global Inc.	326,255	7,364
	Deere & Co.	16,672	7,064
*	DexCom Inc.	89,177	6,935
	Xylem Inc.	59,063	6,853
*	Illumina Inc.	50,159	6,703
*	Tesla Inc.	15,028	6,069
*	Insulet Corp.	18,553	4,844
*	Moderna Inc.	99,153	4,123
	New York Times Co. Class A	61,822	3,218
*	Coursera Inc.	307,558	2,614
*	Vertex Pharmaceuticals Inc.	5,279	2,126
*	Joby Aviation Inc.	185,085	1,505
*	Rivian Automotive Inc. Class A	84,844	1,128
*	Savers Value Village Inc.	106,923	1,096

Baillie Gifford Global Positive Impact Stock Fund
		Shares	Market Value• ($000)
*,1	ABIOMED Inc. CVR	16,638	17
			118,657
Total Common Stocks (Cost $165,934)			210,288
Preferred Stock (1.5%)
	Sartorius AG Preference Shares (Cost $5,547)	14,226	3,161
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2]	Vanguard Market Liquidity Fund, 4.466% (Cost $825)	8,248	825
Total Investments (99.5%) (Cost $172,306)			214,274
Other Assets and Liabilities—Net (0.5%)			1,165
Net Assets (100%)			215,439
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

Baillie Gifford Global Positive Impact Stock Fund
Statement of Assets and Liabilities
As of December 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $171,481)	213,449
Affiliated Issuers (Cost $825)	825
Total Investments in Securities	214,274
Investment in Vanguard	6
Foreign Currency, at Value (Cost $33)	33
Receivables for Investment Securities Sold	981
Receivables for Accrued Income	468
Receivables for Capital Shares Issued	231
Total Assets	215,993
Liabilities
Payables for Investment Securities Purchased	7
Payables to Investment Advisor	254
Payables for Capital Shares Redeemed	39
Payables to Vanguard	14
Deferred Foreign Capital Gains Taxes	240
Total Liabilities	554
Net Assets	215,439
At December 31, 2024, net assets consisted of:

Paid-in Capital	225,940
Total Distributable Earnings (Loss)	(10,501)
Net Assets	215,439

Net Assets
Applicable to 11,221,303 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	215,439
Net Asset Value Per Share	$19.20

See accompanying Notes, which are an integral part of the Financial Statements.

Baillie Gifford Global Positive Impact Stock Fund
Statement of Operations

Year Ended December 31, 2024
($000)
Investment Income
Income
Dividends[1]	1,906
Interest[2]	103
Total Income	2,009
Expenses
Investment Advisory Fees—Note B	1,067
The Vanguard Group—Note C
Management and Administrative	227
Marketing and Distribution	16
Custodian Fees	18
Auditing Fees	38
Shareholders’ Reports and Proxy Fees	30
Trustees’ Fees and Expenses	—
Other Expenses	2
Total Expenses	1,398
Net Investment Income	611
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(5,260)
Foreign Currencies	(63)
Realized Net Gain (Loss)	(5,323)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	11,023
Foreign Currencies	(8)
Change in Unrealized Appreciation (Depreciation)	11,015
Net Increase (Decrease) in Net Assets Resulting from Operations	6,303
1	Dividends are net of foreign withholding taxes of $310,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $103,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $88,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $240,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Baillie Gifford Global Positive Impact Stock Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	611	701
Realized Net Gain (Loss)	(5,323)	(23,325)
Change in Unrealized Appreciation (Depreciation)	11,015	48,840
Net Increase (Decrease) in Net Assets Resulting from Operations	6,303	26,216
Distributions
Total Distributions	(220)	(1,056)
Capital Share Transactions
Issued	51,177	128,774
Issued in Lieu of Cash Distributions	184	844
Redeemed	(95,120)	(63,468)
Net Increase (Decrease) from Capital Share Transactions	(43,759)	66,150
Total Increase (Decrease)	(37,676)	91,310
Net Assets
Beginning of Period	253,115	161,805
End of Period	215,439	253,115

See accompanying Notes, which are an integral part of the Financial Statements.

Baillie Gifford Global Positive Impact Stock Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2024	2023	2022[1]	2021[1]	2020[1]
Net Asset Value, Beginning of Period	$18.68	$16.28	$23.89	$23.79	$13.13
Investment Operations
Net Investment Income (Loss)[2]	.048	.054	.007	(.08)	(.04)
Net Realized and Unrealized Gain (Loss) on Investments	.492	2.428	(7.246)	2.25	11.63
Total from Investment Operations	.540	2.482	(7.239)	2.17	11.59
Distributions
Dividends from Net Investment Income	(.020)	(.082)	(.031)	—	—
Distributions from Realized Capital Gains	—	—	(.340)	(2.07)	(.93)
Total Distributions	(.020)	(.082)	(.371)	(2.07)	(.93)
Net Asset Value, End of Period	$19.20	$18.68	$16.28	$23.89	$23.79
Total Return[3]	2.89%	15.26%	-30.25%	9.15%	88.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$215	$253	$162	$87	$36
Ratio of Net Expenses to Average Net Assets	0.59%	0.59%	0.64%[4]	0.72%[4]	0.68%[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	0.31%	0.04%	(0.28%)	(0.21%)
Portfolio Turnover Rate	30%	26%	35%	28%	40%
1	Includes activity of the Predecessor Fund through 7/18/22. See Note H in the Notes to Financial Statements.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of total expenses to average net assets before an expense waiver was 0.68% for 2022, 0.77% for 2021, and 1.05% for 2020. See Note H in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Baillie Gifford Global Positive Impact Stock Fund
Notes to Financial Statements
Vanguard Baillie Gifford Global Positive Impact Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.
B.	Baillie Gifford Overseas Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2024, the investment advisory fee represented an effective annual basic rate of 0.45% of fund's average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Baillie Gifford Global Positive Impact Stock Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2024, the fund had contributed to Vanguard capital in the amount of $6,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of December 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	137,508	—	17	137,525
Common Stocks—Other	9,987	62,776	—	72,763
Preferred Stock	—	3,161	—	3,161
Temporary Cash Investments	825	—	—	825
Total	148,320	65,937	17	214,274
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	245
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	41,214
Capital Loss Carryforwards	(51,960)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(10,501)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	220	1,056
Long-Term Capital Gains	—	—
Total	220	1,056
*	Includes short-term capital gains, if any.
As of December 31, 2024, gross unrealized appreciation and depreciation for investments, based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	172,816
Gross Unrealized Appreciation	67,530
Gross Unrealized Depreciation	(26,072)
Net Unrealized Appreciation (Depreciation)	41,458

Baillie Gifford Global Positive Impact Stock Fund
F.	During the year ended December 31, 2024, the fund purchased $70,425,000 of investment securities and sold $114,277,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended December 31,
	2024 Shares (000)	2023 Shares (000)
Issued	2,746	7,242
Issued in Lieu of Cash Distributions	10	46
Redeemed	(5,088)	(3,675)
Net Increase (Decrease) in Shares Outstanding	(2,332)	3,613
H.	On July 18, 2022, the fund acquired all net assets of the Baillie Gifford Positive Change Equities Fund (the Predecessor Fund). The primary reasons for the acquisition were to reduce shareholder costs using the fund’s lower operating cost structure and achieve greater economies of scale through access to the fund’s larger retail distribution network. The acquisition was accomplished by a tax-free exchange of 3.7 million and 5.6 million of the fund’s Investor Class shares for the 3.7 million Institutional Class shares and the 5.6 million Class K shares of the Predecessor Fund, respectively, on July 18, 2022. The Predecessor Fund’s net assets of $143.3 million, including $32.0 million of unrealized depreciation, were acquired by the fund on July 18, 2022. Historical performance information of the Investor Class through July 18, 2022 is representative of the Institutional Class of the Predecessor Fund.
Baillie Gifford and its affiliates were responsible for providing certain administrative services to the Predecessor Fund, as well as coordinating, overseeing and supporting services provided to the Predecessor Fund by third parties, including financial intermediaries that hold accounts with the Predecessor Fund, for a fee. Through July 18, 2022, Baillie Gifford contractually agreed to waive its fees and/or bear expenses of the Predecessor Fund to the extent that the Predecessor Fund's total annual operating expenses (excluding any taxes, sub-accounting expenses and extraordinary expenses) exceeded 0.65% of each of the Predecessor Fund's Institutional Class and Class K average daily net assets. Waived fees or expenses reimbursed are not subject to recoupment by Baillie Gifford.
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.	The fund adopted Accounting Standards Update 2023-07, Segment Reporting - Improvements to Reportable Segment Disclosures. The new guidance did not change how the fund identifies operating segments but did require incremental disclosure of information not previously required. Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Valley Forge Funds and Shareholders of Vanguard Baillie Gifford Global Positive Impact Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Baillie Gifford Global Positive Impact Stock Fund (one of the funds constituting Vanguard Valley Forge Funds, hereafter referred to as the "Fund") as of December 31, 2024, and the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the three years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of and for the year ended December 31, 2021 and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 25, 2022 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 20, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $220,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for the fiscal year.
The fund hereby designates for the fiscal year $12,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
QV0100 022025

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Baillie Gifford Global Positive Impact Stock Fund has renewed the fund’s investment advisory arrangement with Baillie Gifford Overseas Ltd. (Baillie Gifford). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Oversight and Manager Search team (OMS), which is responsible for fund and advisor oversight and product management. OMS met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations conducted by OMS. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on OMS’s ongoing assessment of the advisors.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund, noting that Baillie Gifford has advised the fund since its inception in 2017; it also took into account the organizational depth and stability of the advisor. The board considered that Baillie Gifford, a unit of Baillie Gifford & Co., an investment management company founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. The advisor maintains a strategy with a dual mandate of achieving long-term excess returns and delivering positive societal impact. The diverse management team brings together extensive bottom-up investing experience with expertise in the assessment of a company’s impact potential, complemented with strong engagement; research; and reporting capabilities from the broader firm. The fund provides well-defined, quantifiable key performance indicators to evidence positive impact.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2017, including any periods of outperformance or underperformance of a relevant benchmark. The board concluded the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.

The board did not consider the profitability of Baillie Gifford in determining whether to approve the advisory fee, because Baillie Gifford is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In February 2024, a third-party service provider began performing security pricing services for the Registrant. There were no other changes in the Registrant’s internal control over financial reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VALLEY FORGE FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: February 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VALLEY FORGE FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: February 21, 2025

VANGUARD VALLEY FORGE FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: February 21, 2025

*By:	/s/ Tonya T. Robinson

Tonya T. Robinson, pursuant to a Power of Attorney filed on February 28, 2025 (see File Number 333-177613), Incorporated by Reference.